UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2007

CIRCOR INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

25 CORPORATE DRIVE, SUITE 130

BURLINGTON, MASSACHUSETTS 01803-4238

(Address of principal executive offices) (Zip Code)

(781) 270-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of David A. Bloss, Sr. as Chief Executive Officer

On August 22, 2007, CIRCOR International, Inc. (“CIRCOR” or the “Company”) issued a press release announcing the retirement of Mr. David A. Bloss, Sr. as Chief Executive Officer of the Company, effective March 1, 2008 (the “Retirement Date”). In connection with Mr. Bloss’ retirement, the Company entered into a Retirement Agreement with Mr. Bloss, dated August 22, 2007 (the “Retirement Agreement”).

Under the terms of the Retirement Agreement, contingent upon Mr. Bloss’ re-election to the Company’s Board of Directors as a non-employee director by the Company’s shareholders in May, 2008, Mr. Bloss will continue as the non-employee Chairman of the Company’s Board of Directors for up to one year thereafter. In consideration for the services to be provided by Mr. Bloss as non-employee Chairman, the Company will pay Mr. Bloss an annual stipend of $50,000. Mr. Bloss will also be eligible to receive the annual retainer, meeting fees, equity grants, and other benefits available to the Company’s non-employee directors. In addition, the Retirement Agreement provides that all unvested stock option and restricted stock unit awards previously granted to Mr. Bloss shall vest and become exercisable on the Retirement Date.

The above summary of the Retirement Agreement does not purport to be complete and is qualified in its entirety by reference to the Retirement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference. A copy of the press release issued by the Company on August 22, 2007, regarding the retirement described in this Item 5.02 of this Current Report on Form 8-K is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Retirement Agreement by and between David A. Bloss, Sr. and CIRCOR International, Inc., dated as of August 22, 2007*

99.1	Press Release of CIRCOR International, Inc. dated August 22, 2007.*

*	Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 22, 2007

CIRCOR INTERNATIONAL, INC.

/S/ Alan J. Glass

By: Alan J. Glass

Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Retirement Agreement by and between David A. Bloss, Sr. and CIRCOR International, Inc., dated as of August 22, 2007*

99.1	Press Release of CIRCOR International, Inc. dated August 22, 2007.*

*	Filed herewith.